BRITISH COLUMBIA
BC Registry Services

Mailing Address:
PO Box 9431 Stn Prov Govt
Victoria BC V8W 9V3
www.corporateonline.gov.bc.ca

Location:
2nd Floor - 940 Blanshard Street
Victoria BC
1 877 526-1526

Notice of Articles

BUSINESS CORPORATIONS ACT

This Notice of Articles was issued by the Registrar on: March 8, 2022 01:18 PM Pacific Time

Incorporation Number: **BC1107842**

Recognition Date and Time: Incorporated on February 18, 2017 12:44 PM Pacific Time

NOTICE OF ARTICLES

Name of Company:

DIGIHOST TECHNOLOGY INC.

REGISTERED OFFICE INFORMATION

Mailing Address:
10TH FLOOR, 595 HOWE ST.
VANCOUVER BC V6C 2T5
CANADA

Delivery Address:
10TH FLOOR, 595 HOWE ST.
VANCOUVER BC V6C 2T5
CANADA

RECORDS OFFICE INFORMATION

Mailing Address:
10TH FLOOR, 595 HOWE ST.
VANCOUVER BC V6C 2T5
CANADA

Delivery Address:
10TH FLOOR, 595 HOWE ST.
VANCOUVER BC V6C 2T5
CANADA

DIRECTOR INFORMATION

Last Name, First Name, Middle Name:
Christie, Donald

Mailing Address:
18 KING STREET EAST, SUITE 902
TORONTO ON M5C 1C4
CANADA

Delivery Address:
18 KING STREET EAST, SUITE 902
TORONTO ON M5C 1C4
CANADA

Last Name, First Name, Middle Name:
Amar, Michel

Mailing Address:
18 KING STREET EAST, SUITE 902
TORONTO ON M5C 1C4
CANADA

Delivery Address:
18 KING STREET EAST, SUITE 902
TORONTO ON M5C 1C4
CANADA

Last Name, First Name, Middle Name:
Rossman, Adam

Mailing Address:
18 KING STREET EAST, SUITE 902
TORONTO ON M5C 1C4
CANADA

Delivery Address:
18 KING STREET EAST, SUITE 902
TORONTO ON M5C 1C4
CANADA

Last Name, First Name, Middle Name:
Kshatriya, Manish

Mailing Address:
18 KING STREET EAST, SUITE 902
TORONTO ON M5C 1C4
CANADA

Delivery Address:
18 KING STREET EAST, SUITE 902
TORONTO ON M5C 1C4
CANADA

Last Name, First Name, Middle Name:
Amar, Alec

Mailing Address:
18 KING STREET EAST, SUITE 902
TORONTO ON M5C 1C4
CANADA

Delivery Address:
18 KING STREET EAST, SUITE 902
TORONTO ON M5C 1C4
CANADA

RESOLUTION DATES:

Date(s) of Resolution(s) or Court Order(s) attaching or altering Special Rights and Restrictions attached to a class or a series of shares:

January 14, 2020

AUTHORIZED SHARE STRUCTURE

1.	No Maximum	Proportionate Voting Shares	Without Par Value With Special Rights or Restrictions attached
2.	No Maximum	Subordinate Voting Shares	Without Par Value With Special Rights or Restrictions attached